Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating loss carryforwards	$ 35,818	$ 30,696
Research and development tax credits	5,286	4,382
Stock-based compensation	594	574
Other timing differences	644	897
Total deferred tax assets	42,342	36,549
Valuation allowance	(42,342)	(36,549)
Net deferred tax assets	$ 0	$ 0